                                                                 NUMBER: 205721
                 CANADA
      PROVINCE OF BRITISH COLUMBIA


                              Province of British Columbia
                      Ministry of Consumer and Corporate Affairs
                              REGISTRAR OF COMPANIES


                                   COMPANY ACT


                                   CERTIFICATE


                              I Hereby Certify that


                                                       CERTIFIED A TRUE COPY
                                                       THIS 5TH DAY OF
                                                       NOVEMBER, 2002
                                                       /s/ LESLIE L. KAPUSIANYK
                                                       -------------------------
                                                       SOLICITOR FOR THE COMPANY


                              SENLAC OIL & GAS LTD.


                      HAS THIS DAY CHANGED ITS NAME TO THE NAME


                              RULE RESOURCES LTD.

                                 GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                   AT VICTORIA, BRITISH COLUMBIA,

                                      THIS 13TH DAY OF JUNE, 1980

                                      /s/ B. Beckwith
                                      -----------------

                                      B. BECKWITH
                                      ASST. DEPUTY REGISTRAR OF COMPANIES



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ORIGINAL WAS FILED                                        CERTIFIED A TRUE COPY
AND REGISTERED JUNE 13                                    JUNE 13, 1980
M. A. Jorre de St. Jorre                                  /s/ B. Beckwith
REGISTRAR  OF  COMPANIES                                  ---------------
                                                          ASSITANT DEPUTY
                                                          REGISTRAR OF COMPANIES
                                                          FOR THE PROVINCE OF
                                                          BRITISH COLUMBIA

                                     FORM 20

                                  (Section 370)


                                                  Certificate  of
                                                  Incorporation  No.  205721


                                  COMPANIES ACT


                                SPECIAL RESOLUTION
                                ------------------



          The following Special Resolution was passed by the undermentioned Company on the date stated:



Name  of  Company:              SENLAC  OIL  &  GAS  LTD.


Date  Resolution  Passed:       June  6,  1980


Resolution:
-----------
          RESOLVED as a Special Resolution that the name of the Company be and it is hereby changed from "Senlac Oil & Gas Ltd." to "Rule Resources Ltd." And that paragraph 1 of the Memorandum of the Company be altered accordingly.


          CERTIFIED a true copy this 6th day of June, 1980.


          Signature:  /s/  UNKNOWN
                      ------------------

          Relationship  to
          Company:         Solicitor
                      -------------------





CERTIFIED A TRUE COPY
THIS 5TH DAY OF NOVEMBER, 2002
/s/ LESLIE L. KAPUSIANYK
------------------------
SOLICITOR FOR THE COMPANY